                               STANDARD LEASE AGREEMENT

THIS LEASE, made this 12th day of November, 1998, by and between THE PROTECTIVE GROUP, INC., hereinafter referred to as "Landlord," and NET PERCEPTIONS, INC., hereinafter referred to as "Tenant."

WITNESSETH:    In consideration of the mutual covenants contained herein the parties agree as follows:

1. PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord, that certain space (the "Premises") shown on the diagram attached hereto and marked Exhibit A located on the 3rd floor of the office building presently known as the 7901 FLYING CLOUD DRIVE BUILDING (the "Building") located in the city of Eden Prairie, County of Hennepin and State of Minnesota, said Premises to be used by Tenant only as office space in which to carry on the business of computer software development, marketing and sales. In addition to the foregoing Premises, the Tenant shall have the non-exclusive right to use lavatory facilities and all other common areas both indoor and outdoor in common with Landlord and other tenants, occupants and visitors in the Building. The Premises are leased "as is".

2. COMMON AREAS AND PARKING. Tenant agrees that the use of all corridors, passageways, elevators, toilet rooms, unrestricted parking areas and landscaped areas around the Building, by Tenant or Tenant's employees, visitors, or invitees, shall be subject to the Building Rules and Regulations attached hereto as Exhibit B and such additional rules and regulations as may from time to time be made and uniformly applied to all tenants by Landlord for the safety, comfort and convenience of the owners, occupants, tenants and invitees of the Building. Tenant agrees that no awnings, curtains, drapes or shades shall be used upon the Premises except as may be approved by Landlord.

     In addition to the Premises, Tenant shall have the right of non-exclusive use, in common with others, of (i) unrestricted automobile parking areas, driveways and walkways, and (ii) loading facilities, freight elevators and other facilities as may be constructed in the Building, all to be subject to the terms and conditions of this Lease, including without limitation Exhibit B, and to all such reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

     Landlord and Tenant agree that Landlord will not be responsible for any loss, theft or damage to vehicles, or the contents thereof parked or left in the parking areas around the Building. Tenant agrees to so advise its employees, visitors or invitees who may use such parking areas.

3. LEASEHOLD IMPROVEMENTS. Tenant shall promptly, and in a good and workmanlike manner, finish the Premises as set forth in Exhibit C. All work performed by Tenant shall conform to the Building Standards set forth in Exhibits C and D. Landlord is under no obligation to make any structural or other alterations, decoration, additions or improvements in or to the Premises.

4. TERM OF LEASE. The Term of this Lease shall be sixty (60) months, commencing on the first day of January, 1999 (the "Commencement Date"), and terminating on the last day of December, 2003. Tenant shall surrender the Premises to Landlord in the condition required by this Lease immediately on termination of the Lease.

5. OPTION TO RENEW. Tenant shall have the option to renew the Lease for an additional two (2) years based on the following terms and conditions:

     a. Tenant shall give written notice to Landlord no later than June 1, 2003.
     b. Tenant shall not be in default of the Lease at the time of said notice.
     c. Rent shall be Market Rent, (as defined below), for the Building, as reasonably determined by Landlord, at the time of said notice and in accordance with the procedure listed below.

     "Market Rent" means the amount of cash (exclusive of Building operating costs) which a landlord would receive annually by then renting the space in question assuming the landlord to be a prudent person willing to lease but being under no compulsion to do so, assuming the tenant to be a prudent person willing to lease but being under no compulsion to do so, assuming a lease term equal to the term in question, and assuming a lease containing the same terms and provisions as those contained in this Lease.

     DETERMINATION OF MARKET RENT Landlord shall initially determine the Market Rent and shall thereupon give Tenant notice of the amount of such Market Rent and the basis on which Landlord made its determination of that amount. Upon receipt of that notice, Tenant shall pay such Market Rent unless such amount is disputed pursuant to the provisions below.

     DISAGREEMENT ON MARKET RENT

     a. If Tenant does not agree with the Landlord's determination of Market Rent, Tenant shall nevertheless pay to Landlord the amount set out in the notice (if necessary) Landlord gives and Tenant shall give notice to Landlord of that disagreement within ten (10) days of receipt of that notice from Landlord.

     b. If Tenant gives Landlord notice of disagreement, the parties shall immediately refer the matter to an individual (the "Expert") mutually acceptable to both, who shall be deemed to be acting as an expert and not as an arbitrator. The Expert shall make a determination of Market Rent as expeditiously as possible.

     c. If the Market Rent as determined by the Expert is greater than the Tenant has paid in accordance with Landlord's notice, Tenant shall immediately pay to Landlord the difference and shall after that make the payments of Market Rent as determined by the Expert. If the Market Rate as determined by the Expert is less than Tenant has paid in accordance with Landlord's notice, Landlord shall immediately pay to Tenant the difference and Tenant shall after that make the payments of Market Rent as determined by the Expert.

     d. If the Market Rent as determined by the Expert is less than 95% of the amount set out in Landlord's notice, Landlord shall bear the costs and reasonable expenses of the Expert. If the

          Market Rent as determined by the Expert is 95% or more of the amount set out in Landlord's notice, Tenant shall bear the costs and reasonable expenses of the Expert.

     e. In no event shall the Market Rent be less than the Base Rent being paid at the time of the renewal.

6. DELIVERY OF POSSESSION. If, for any reason, Landlord cannot deliver possession of the Premises on or before the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; provided, however, unless Landlord's inability to deliver possession of the Premises is due to an act or omission of Tenant or its agents, Tenant shall be entitled to reimbursement of rental costs incurred at its present location for the late delivery period on a monthly basis and a full abatement in Base Rent covering the period between the Commencement Date and actual delivery of the Premises to Tenant.

7. BASE RENT. Tenant shall pay as "Base Rent" a total of Two-Million-Four-Hundred-Nine-Thousand-Six-Hundred-Eighty and 40/lOOths DOLLARS ($2,409,680.40) for the Term of this Lease, payable as follows: $25,000.00 per month for the first six months of the Lease Term, $39,438.58 per month for the next eighteen (18) months of the Lease Term, and $43,049.69 for the remaining 36 months of the Lease Term. Each monthly installment is due on the first day of each month in advance, commencing on the Commencement Date but subject to any Credit Amount accrued under Exhibit C. Commencing with the monthly installment for the seventh month of the Lease Term, in no event shall the Base Rent be less than $39,438.58 per month.

8. ADDITIONAL RENT. In addition to the Base Rent, Tenant agrees for each year subsequent to the Base Year to pay an additional rent ("Additional Rent") based upon Tenant's proportional share of the excess of operating costs in each such subsequent year over Landlord's operating costs in the Base Year. For purposes of this Lease, the "Base Year" shall be 1999. Additional Rent will be payable in equal monthly installments during each year based upon the cost increases for such year, as estimated by Landlord, with an adjustment to be made at such time as the actual operating costs for such year are determined. Operating Costs as used herein shall be the Landlord's costs during each calendar year for real estate taxes and special assessments, heat air conditioning and ventilation, energy costs, elevator service, cleaning and janitorial services, security, landscaping and care of grounds, supplies, maintenance, repairs, painting wall and window washing, tools and equipment (which are not required to be capitalized for Federal Income Tax purposes) labor, including all wages and salaries and all Social Security and other taxes which may be levied upon such wages and salaries, insurance and all other costs properly constituting direct operating costs according to standard accounting practices including administrative and management expense but not including depreciation of building or equipment, interest, income taxes, costs of maintaining the Landlord's corporate existence or any costs required to be capitalized for Federal Income Tax purposes or any expenses listed hereinafter under "Exclusions to Operating Costs". The proportionate share of Tenant shall be computed by multiplying the excess of Operating Costs, if any, for the applicable subsequent year over the operating costs for the Base Year by the ratio of the rentable area of the Premises to the total rentable area of the Building, it being agreed that the rentable area of the Premises is 23,086 square feet and the total rentable area of the Building is 61,217 square feet.

     Landlord shall, as soon as conveniently possible and in any event not later than February 1st in each year, advise Tenant of the amount of Additional Rent and thereafter Tenant shall pay the Additional Rent indicated, which Additional Rent shall apply to the then current lease year, such new rates being applied to any months to which the Base Rent shall then have been paid as well as the unexpired months of the current lease year, the adjustment for the then expired months to be made at the payment of the next succeeding monthly rental. Under no circumstances shall the total monthly rental be less than the scheduled monthly Base Rent provided herein.

     Landlord shall keep separate books of account and records covering all operating costs of the Building for at least three (3) years after the close of each calendar year. Tenant and its duly authorized representative shall have the right to audit and inspect Landlord's books and records relating to such operating costs. Any such audit (a) shall be conducted at Landlord's headquarters during regular business hours and upon five (5) business days advance written notice to Landlord, and (b) shall not be conducted more than once in any calendar year. If Tenant's inspection of such records shall disclose that Tenant's aggregate monthly payments on account of such costs were greater than Tenant's actual pro rata share thereof, Landlord shall, within twenty (20) days after written notice thereof, refund any excess paid by Tenant together with interest thereon at the Interest Rate.

EXCLUSIONS TO OPERATING COSTS

     a. All costs incurred in connection with or directly related to the original construction (as distinguished from operation, maintenance and repair) of the Premises and/or Building or any expansion or renovation thereof;

     b. Depreciation; except to the extent of allowed amortized capital expenses;

     c. Financing and refinancing costs, interest on debt or amortization payments on any mortgage or mortgages, and rental under any ground or underlying leases or lease together with all costs incidental to the items mentioned in this item c;

     d. The cost of any repair to remedy damage caused by or resulting from negligence of any other tenants in the Premises or Building, including their agents, servants, employees or invitees, if and to the extent Landlord recovers the cost thereof from such parties in excess of costs and expenses of recovery incurred by Landlord;

     e. Legal and other fees, leasing commissions, so-called "take-over" or "buy-out" obligations, advertising expenses and other costs incurred in connection with acquisition of the Building or the original development or original leasing of the Premises of Building, or future releasing of the Premises or Building, or disputes with tenants;

     f. Costs incurred in renovating or otherwise improving or decorating or redecorating space for tenants or other occupants in the Premises or Building or vacant leasable space in the Premises or Building or costs related thereto;

     g. Any items not otherwise excluded to the extent Landlord is reimbursed by insurance (or would have been reimbursed by insurance if Landlord carried the insured required by this

          Lease) or otherwise compensated, including direct reimbursement by any tenant, less the out-of-pocket cost of collection;

     h. A bad debt loss, rent loss or reserves for bad debt or rent loss, or any other reserve for anticipated future expenses;

     i. The cost (or any amortization thereof) of any alternation, addition, change, replacement, improvements, repair or other item which is a capital expenditure, except such capital expenditures (including equipment) which are required by a governmental authority or insurance carrier or incurred to improve the operating efficiency or reduce the cost of operating the Building;

     j. Any item of cost which is includable in Operating Costs, but which represents an amount paid to an affiliate of Landlord or an affiliate of any partner or shareholder of Landlord, to the extent the same is in excess of the fair market value of said item or service;

     k. All interest or penalties incurred as a result of Landlord's failure to pay any costs as the same will become due, except resulting from the failure of Tenant to pay rent or other amounts due hereunder in a timely manner;

     l. Management fees in excess of a management fee of 6% of gross rents for the Building;

     m. Any and all costs associated with the operation of the business of the entity which constitutes Landlord (excluding items will specifically include, but not be limited to, formation of the entity, internal accounting and legal matters, including but not limited to preparation of tax returns and financial statements and gathering of data therefor, costs of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interests in the Premises or Building, costs of any disputes between Landlord and its employees, disputes between Landlord and managers of the building or the Building, and disputes between Landlord and tenants within the Premises or Building including, without limitation, Tenant);

     n. Any expense incurred as a direct result of the gross negligence of Landlord, its agents, servants or employees or arising out of Landlord's gross negligent failure to manage the Premises or the Building consistently with the standards required by this Lease;

     o. Any cost or expense incurred as a direct result of renovating, painting, decorating, carpet shampooing, drapery cleaning or wall washing with the rentable areas of the Premises or vacant areas or utility work related to vacant or vacated space;

     p. Environmental costs consisting of costs of removal and/or abatement of hazardous or toxic substances, wastes or materials from or within the Premises or Building (excluding the costs required for air monitoring), fines, penalties, and liens, unless Tenant is responsible for brining any such items onto the Premises, in which event Tenant will pay the cost of removal;

     q.   Land acquisition costs;

     r.   Depreciation of the original costs of constructing the common areas;

     s. Costs of correcting defects in the construction of the Premises or the material used in the construction of the Premises (including latent defects in the Premises or the inadequacy of design of the Premises) or in the Premises equipment or appurtenances thereto, except that for the purposes of this section conditions (not occasioned by construction defects) resulting from ordinary wear and tear and use will not be deemed defects;

     t. The wages, salaries, bonuses and benefits of all management personnel above the administrative level of any on-site building manager and the costs of preparation and handling of accounts receivable and accounts payable; and

     u. All costs and expenses incurred in connection with or required as a result of construction necessary to bring restrooms, elevators, corridor firewalls and entries in the Building into compliance with applicable fire codes, building codes or the ADA. Notwithstanding the foregoing, expenses for installation of automatic doors, restriping of the parking lot, and installation of lever hardware on all common area doors shall be included within "Operating Costs."

9. RESTRICTION ON USE OF PREMISES. Tenant shall not use or permit the Premises or any part thereof to be used for any purposes other than those set forth herein. Tenant shall neither permit on the Premises any act, sale or storage that may be prohibited under standard forms of fire insurance policies nor use the Premises for any such purpose. In addition, no use shall be made or permitted to be made that shall result in (i) waste of the Premises, (ii) a public or private nuisance that may disturb the quiet enjoyment of other tenants in the building, (iii) improper, unlawful or objectionable generation of odors on the Premises; or (iv) noises or vibrations that may disturb other tenants. Tenant shall not install, use, generate, store or dispose of in or about the Premises any hazardous substance, toxic chemical, pollutant or other material regulated by the Comprehensive Environmental Response, Compensation and Liability Act of 1985 or the Minnesota Environmental Response and Liability Act or any applicable law or regulation, including without limitation any material containing asbestos, PCB, CFC or HCFC (collectively "Hazardous Materials") without Landlord's written approval of each Hazardous Material. Landlord shall not unreasonably withhold its approval of use by Tenant of immaterial quantities of Hazardous Materials customarily used in office business operations so long as Tenant uses such Hazardous Materials in accordance with all applicable laws. Tenant shall indemnify, defend and hold Landlord harmless from and against any claim, damage or expense arising out of Tenant's installation, use, generation, storage, or disposal of any Hazardous Materials, regardless of whether Landlord has approved the activity. Tenant shall comply with all governmental regulations and statutes affecting the Premises either now in force or hereafter enacted. Tenant shall also comply with the Building Rules and Regulations attached hereto as Exhibit B and with such other reasonable rules and regulations as may be prescribed by Landlord from time to time.

          To Landlord's actual knowledge, there are no Hazardous Materials present in the Premises or

Building and the Premises and Building are in compliance with all applicable environmental and health laws.

10.  ASSIGNMENT AND SUBLETTING.

     10.1 Tenant shall not assign this Lease or sublet the Premises or any part thereof without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. If Tenant shall desire to assign this Lease or sublet the whole or any portion of the Premises, Tenant shall, not later than thirty (30) days prior to the proposed effective date of the assignment or sublease, submit to Landlord a written request ("Tenant's Transfer Notice") specifying the name and address of, and type of business and proposed use of the Premises by, the proposed assignee or subtenant, the terms and conditions of the proposed assignment or subletting, and all financial information available to Tenant with respect to said proposed party. If Landlord does not deny consent in writing setting forth a detailed statement of the reasons for the denial of consent within ten (10) days after Landlord's receipt of Tenant's Transfer Notice, Landlord shall be deemed to have consented to such assignment or subletting.

     10.2 Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right, without Landlord's consent or approval, to enter into an assignment or transfer of this Lease, or a sublease of the Premises for any use which is not inconsistent with the Building to (a) any corporation or entity which is owned by or closely affiliated with Tenant; or (b) any subsidiary of Tenant or Tenant's parent corporation; or (c) any corporation or entity which shall acquire all or substantially all of the stock or all or substantially all of the assets of Tenant as a result of a consolidation, merger or sale or Tenant's business.

11. SERVICES; MAINTENANCE; RIGHT OF ENTRY. Landlord will furnish such heat, air conditioning, electricity and general janitor or cleaning services as shall be reasonably necessary to the comfortable use or occupancy of the Premises during normal business hours, Sundays and holidays excepted, upon the condition that the Landlord shall not be liable for damages for failure to do so due to causes beyond its reasonable control. Landlord agrees to furnish all electricity required by Tenant in the normal conduct of business activities on the premises, but Landlord shall be entitled to renew the proposal of Tenant to add any equipment requiring large electrical power supplies, and to charge Tenant for the additional cost of the increased electrical service, if Landlord deems the necessity therefore to be reasonable.

     Landlord shall be responsible for making all routine repairs and for performing routine maintenance to the Premises. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times to inspect the Premises; clean windows; perform other janitorial services; maintain the Building and Premises; make repairs, alterations or additions to the Premises or any portion of the Building, including the erection of scaffolding, props or other mechanical devices; and to post notices of nonliability for alterations, additions, or repairs, without any rebate of rent to Tenant or damages for any loss of occupation or quiet enjoyment of the premises. Landlord shall make repairs/enter the Premises so as to cause the least disruption possible to Tenant's business, always with prior notice except in the event of an emergency. Landlord and its agents may at any time within one hundred-twenty (120) days prior to the expiration of this Lease enter on the Premises at reasonable hours and exhibit same to prospective tenants.

12. CARE OF THE PREMISES; ALTERATIONS. Tenant has inspected the Premises, and acknowledges that the Premises are now in a tenantable and good condition. Tenant shall take reasonable care of the Premises and shall not alter, repair or change the Premises without the written consent of Landlord, which consent may be withheld by Landlord in its sole discretion, except that Tenant shall be allowed to make nonmaterial, nonstructural alterations to the Premises without Landlord's consent. Except as provided under Exhibit C, all alterations, improvements and changes that Tenant may desire shall be done either by or under the direction of the Landlord, but at the expense of Tenant and shall become the property of Landlord, and remain on the Premises, except at the option of the Landlord, and Tenant shall, at Tenant's expense, remove from the Premises all personal property when surrendering the Premises. All damage or injury done to the Premises by Tenant or by any person who may be in or on the Premises with the consent of Tenant shall be paid for by Tenant. Tenant shall at the termination of this Lease, surrender the Premises to Landlord in as good condition and repair as reasonable and proper use thereof will permit, ordinary wear and tear excepted.

13. MECHANIC'S LIEN. In the event any mechanic's lien shall at any time be filed against the Premises or any part of the Building by reason of work, labor, services or materials performed or furnished to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall have the right to contest such mechanic's lien by bonding over such lien or cause the lien to be discharged of record. If Tenant shall fail to cause such lien forthwith to be discharged within twenty-five (25) days after being notified of the filing thereof, or such lien is not properly bonded, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due, or by bonding, and the amount so paid by Landlord and all costs and expenses, including reasonable attorney's fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable in full by Tenant to Landlord on demand.

14. INDEMNIFICATIONS. Tenant agrees to indemnify, defend and hold Landlord and its partners, officers and employees and property manager harmless from and against any claim, loss or expense arising out of injury, death or property loss or damage occurring in the Premises, except to the extent caused by the negligent act or intentional misconduct of Landlord or its partners, officers or employees or property manager. Landlord agrees to indemnify, defend and hold Tenant and its partners, officers and employees harmless from and against any claim, loss or expense arising out of injury, death or property loss or damage occurring in the common areas of the Building, except to the extent caused by the negligent act or intentional misconduct of Tenant or its partners, officers or employees.

15. LIABILITY OF LANDLORD. Notwithstanding anything apparently to the contrary in this Lease, Landlord and its partners, officers and employees and property manager shall not be liable to Tenant, and Tenant hereby releases such parties from all damage, compensation or claims from any cause other than the intentional misconduct or negligence of Landlord or its partners, officers or employees or property manager arising from: loss or damage to personal property or trade fixtures in the Premises including but not limited to books, records, files, computer equipment, computer data, money, securities, negotiable instruments or other papers; lost business or other consequential damage arising out of interruption in the use of the Premises; and any criminal act by any person other than Landlord or its partners, officers or employees.

16. WAIVER OF SUBROGATION RIGHTS. Notwithstanding anything apparently to the contrary in this Lease, Landlord and Tenant hereby release one another and their respective partners, officers and employees and property manager from any and all liability (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage covered by property insurance or coverable by a customary policy of insurance required by this Lease, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. It is the intention and agreement of Landlord and Tenant that the rentals reserved by this Lease have been fixed in contemplation that each party shall fully provide its own property insurance protection at his own expense, and that each party shall look at its respective property insurance carrier for reimbursement of any such loss, and further, that the insurance carriers involved shall not be entitled to subrogation under any circumstances against any party to this Lease. Neither Landlord nor Tenant shall have any interest or claim in the other's insurance policy or policies, or the proceeds thereof unless specifically covered therein as a joint insured.

17. INSURANCE. Tenant agrees to purchase in advance and to carry in full force and effect throughout the Term of this Lease the following insurance:

     a. "All risk" property insurance covering the full replacement value of all of Tenant's leasehold improvements, trade fixtures and personal property within the Premises.

     b. Comprehensive general public liability insurance covering all acts of Tenant, its employees, agents, representatives or guests on or about the Premises, containing a contractual liability endorsement, in a combined single limit amount of not less that $1,000,000.00 and written on an "occurrence" basis.

All such policies shall name Landlord as an additional insured and contain a clause requiring the insurer to provide Landlord with thirty (30) days written notice prior to cancellation of the policy. If at any time Tenant allows said insurance to lapse, Landlord shall have the right to place said insurance on behalf of Tenant and immediately bill Tenant for the amount of the insurance premium, which amount shall constitute Additional Rent under this Lease.

     With the exception of any intentional misconduct or negligence on the part of Landlord, its employees, and its agents, Tenant shall be responsible for the security and safeguarding of the Premises and all property kept, stored or maintained in the Premises. Landlord will make available to Tenant, at Tenant's request, the plans and specifications for construction of the Building and the Premises. Tenant represents that it is satisfied that the construction of the Building and Premises, including the floors, walls, windows, doors and means of access thereto are suitable for the particular needs of Tenant's business. Tenant further represents that it is satisfied with the security of said Building and Premises for the protection of any property which may be owned, held, stored or otherwise caused or permitted by Tenant to be upon the Premises. The placement and sufficiency of all safes, vaults, cash or security drawers, cabinets or the like placed upon the Premises by Tenant shall be at the sole responsibility and risk of Tenant. Tenant shall maintain in force throughout the Term, insurance upon all contents of the Premises, including that owned by others and Tenant's equipment and any alterations, additions, fixtures, or improvements in the Premises acknowledged by Landlord to be the Tenant's.

     Landlord agrees to purchase in advance and to carry in full force and effect throughout the Term of this Lease the following insurance:

     a. "All risk" property insurance coverage on the Building, exclusive of Tenant's leasehold improvements, in such amount as Landlord deems prudent.

     b. Comprehensive general public liability insurance covering the Building, in a combined single limit amount of not less that $2,000,000.00 and written on an "occurrence" basis.

18. DAMAGE BY FIRE OR OTHER CAUSES AND REPAIR. It is agreed between Landlord and Tenant that if, during the Term of this Lease, the Premises shall be injured or destroyed by fire or the elements, or through any other cause, so as to render the Premises unfit for occupancy, or make it impossible to conduct the business of Tenant thereon, and the Premises cannot be repaired with reasonable diligence within sixty (60) days from the happening of such injury, then either party may by written notice to the other terminate this Lease and the Term herein demised from the date of such damage or destruction, and Tenant shall immediately surrender the Premises and all interest therein to Landlord, and Tenant shall pay rent only to the time of such surrender. If the Premises can reasonably be restored within sixty (60) days from the happening of the injury thereto, and Landlord within fifteen (15) days from the occurrence of such injury elects in writing to so repair or restore the Premises within said sixty
(60) days, then this Lease shall not end or terminate on account of such injury by fire or otherwise, and the Base Rent and Additional Rent shall continue to accrue after the injury and during the process of repair and up to the time when the repair shall be completed, except that Tenant shall during such time pay only a pro rata portion of such rent apportioned to the portion of the Premises which may be actually occupied during such repairing. If, however, the Premises shall be so slightly injured by any cause aforesaid as not to be rendered unfit for occupancy then Landlord shall repair same with reasonable promptness and in that case the rent shall not cease or be abated during such repairing. Unless this Lease is terminated as provided herein above, all improvements or betterments placed by Tenant on the Premises shall be repaired and replaced by Tenant at its own expense and not at the expense of Landlord.

19. CONDEMNATION. A condemnation of a material portion of the Building, parking lot (e.g. Tenant's employees are unable to park) or any portion of the Premises shall result in a termination of this Lease as of the date the condemning authority takes possession thereof. All future rent installments to be paid by Tenant under this Lease shall be paid up to the effective date of termination. Landlord shall receive the total of any amount awarded as damages as a result of condemnation proceedings. Tenant shall retain any separate award made for relocation and other benefits provided to it under state and federal law.

20. ABANDONING PREMISES OR PERSONAL PROPERTY. Tenant shall not vacate or abandon the Premises at any time during the Term of this Lease, but if Tenant does vacate or abandon the Premises or is dispossessed by process of law, any personal property belonging to Tenant and left on the Premises shall be deemed abandoned at the option of Landlord and shall become the property of Landlord.

21. BREACH OR DEFAULT. Tenant shall have breached this Lease and shall be considered in default hereunder if (i) Tenant makes an assignment of this Lease or subleases all or any part of the

Premises, except as provided pursuant to Section 10 of this Lease, (ii) Tenant fails to pay any rent when due and does not make the delinquency good within ten
(10) days after receipt of written notice thereof from Landlord, (iii) Tenant fails to perform or comply with any of the other covenants or conditions of this Lease and such failure continues for a period of thirty (30) days after receipt of written notice thereof from Landlord, (iv) Tenant shall file or have filed against it or any guarantor of this Lease any bankruptcy or other creditor's action or make an assignment for the benefit of creditors, except that Tenant shall have a sixty (60) day cure period to dismiss any involuntary bankruptcy proceedings, or (v) Tenant fails more than three (3) times in any calendar year during the Term of this Lease to pay when due any installment of rent or other payment required to be made by Tenant hereunder (the fourth such failure constituting a non-curable default for which no notice from Landlord shall be required).

22. EFFECT OF BREACH. In the event of a breach of this Lease by Tenant as set forth above, Landlord shall have the following rights:

     a. Landlord shall have the right to terminate this Lease, as well as all of the right, title and interest of Tenant hereunder, by giving to Tenant written notice of termination. On expiration of the time fixed in the notice, this Lease and the right, title, and interest of Tenant hereunder shall terminate in the same manner and with the same force and effect, except as to Tenant's liability, as if the date fixed in the notice of cancellation and termination were the end of the Term herein originally specified. Neither the passage of time after the occurrence of the breach nor the exercise by Landlord of any other remedy with regard to such breach shall limit Landlord's rights under this section.

     b. Landlord may enter the Premises for the purpose of correcting or remedying any such default and to remain until the default has been corrected or remedied, but any expenditure for the correction by Landlord shall not be deemed to waive or release Tenant's default or Landlord's right to take any action which may otherwise be permissible hereunder in the case of any default.

     c. Whether or not Landlord elects to terminate this Lease, Landlord may re-enter and repossess the Premises immediately and remove the property and personnel of Tenant, and store the property in a public warehouse or at a place selected by Landlord, at the expense of Tenant. After re-entry Landlord may terminate this Lease by giving written notice of termination to Tenant. Without said notice, re-entry will not terminate the lease. On termination, Landlord may recover from Tenant all damages proximately resulting from the breach, including the cost of recovering the Premises.

     From time to time after re-entry and repossession of the Premises, whether or not this Lease has been terminated, Landlord may relet the Premises or any part thereof for any term and at such rent and upon such terms as Landlord may choose. Landlord may, but shall not be obligated to, make alterations and repairs to the Premises. Any rent received from any such reletting shall be applied against Tenant's obligations hereunder, but Landlord shall not be responsible or liable for any failure to collect any rent due upon any such reletting. Landlord may at any time after a reletting terminate the Lease for the breach on which Landlord has based the re-entry and subsequently relet the Premises.

     No termination of this Lease or repossession of the Premises by Landlord pursuant to this section or otherwise shall relieve Tenant of its liabilities and obligations under this Lease, all of which shall survive any such termination or repossession. In the event of any such termination or repossession, whether or not the Premises shall have been relet, Tenant shall pay to Landlord the Base Rent and other sums and charges to be paid by Tenant up to the time of such termination or repossession, and thereafter Tenant, until the end of what would have been the Term in the absence of such termination or repossession, shall pay to Landlord, as and for liquidated and agreed current damages for Tenants default the equivalent of the amount of the Base Rent and such other sums and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds, if any, of any reletting effected pursuant to the provisions of this section after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, attorneys' fees, alteration costs, and reasonable expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Base Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover the same from Tenant on each such day. At any time after such termination or repossession, whether or not Landlord shall have collected any current damages as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, as and for liquidated and agreed final damages for Tenant's default, an amount equal to the then present value of the excess of the Base Rent and other sums or charges reserved under this Lease from the day of such termination or repossession for what would be the then unexpired term if the same had remained in effect, over the amount of rent Tenant demonstrates that Landlord could in all likelihood actually collect for the Premises for the same period, said present value to be arrived at on the basis of a discount of four percent (4%) per annum.

23. DISPUTES AND ATTORNEY'S FEES. In the event either party shall bring any action or proceeding to enforce its rights under this Lease, in addition to any relief granted in such action or proceeding, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and out-of-pocket expenses incurred in such action or proceeding.

24. LATE PAYMENT; REMEDIES OF LANDLORD CUMULATIVE. If any installment of rent or any other charge payable hereunder is not paid by Tenant when due, the unpaid balance due Landlord shall bear interest at the Interest Rate from the due date thereof until paid, and such interest shall constitute additional rent hereunder which shall be immediately due and payable. The "Interest Rate" as used herein shall mean the lesser of twelve percent (12%) or the maximum rate permitted by law. Further, in the event Tenant fails to pay any installment of rent or other charge hereunder as and when such installment or charge is due, Tenant shall pay to Landlord on demand a late charge of $200.00 and failure to pay such late charge within ten (10) days after demand therefor shall be a default hereunder. The provision for such late charge is to defray the cost to Landlord of handling delinquent payments and shall be in addition to, not in lieu of, accrued interest as provided above and any and all of Landlord's other rights and remedies hereunder or at law, and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     The remedies herein given to Landlord shall be cumulative and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy. Failure of Landlord to assert any or all of its rights under this Lease in the event of breach of any condition hereof by Tenant shall not be construed to be a waiver of Landlord's rights hereunder in the event of any other breach hereof.

25.  SUBORDINATION.

     a. Subordination. This Lease is and shall be subject and subordinate in all respects to all mortgages now or hereafter encumbering the Building and to all renewals, modifications, supplements, consolidations and replacements thereof; provided however, the foregoing subordination of this Lease shall be effective only if the mortgage, or a separate instrument signed by the holder of the mortgage, provides that Tenant's possession of the Premises shall not be disturbed upon any foreclosure of the mortgage so long as Tenant is not in default under this Lease. However, a holder of any mortgage may elect to subordinate, in whole or in part, by an instrument in form and substance satisfactory to the holder, the mortgage to this Lease.

     b.    Attornment.   Subject to subsection "c" below, if the interest of
           Landlord is transferred to any person (herein called "Purchaser"), whether by reason of foreclosure or other proceedings for enforcement of a mortgage, or by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to Purchaser.

     c. Nondisturbance. No attornment under subsection "b" above, shall be effective unless (and until):

               1. the holder of the mortgage has subordinated, in whole or in part, the mortgage to this Lease, or

               2. Purchaser delivers to Tenant a written undertaking, in a form satisfactory to Tenant, binding upon Purchaser and enforceable by and for the benefit of Tenant under applicable law, that this Lease and Tenant's rights hereunder shall continue undisturbed while Tenant is not in default despite such enforcement proceedings and transfer.

     d. Effect of Attornment. Upon attornment under subsection "b" above, this Lease shall continue in full force and effect as a direct lease between Purchaser and Tenant, upon all of the same terms, conditions and covenants as are set forth in this Lease except that, after such attornment, Purchaser shall not be:

               1. subject to any offsets or defenses which Tenant might have against Landlord, or

               2. bound by any prepayment by Tenant of more than one month's installment of Rent, or by any previous modification of this Lease, unless such prepayment or modification shall have been approved in writing by any mortgagee of Landlord's interest in the Building, by Purchase or by any predecessor in interest except Landlord, or

               3. subject to the obligations of Landlord hereunder except during the period of Purchaser's ownership of the Building.

26. COVENANT OF QUIET ENJOYMENT. Landlord covenants that it has the right to make this Lease for the term aforesaid and covenants that if Tenant shall pay the rent and perform all of the covenants, terms and conditions of this Lease to be performed by Tenant, Tenant shall, during the Term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the Premises. The term "Landlord" as used in this Lease shall mean solely the owner of the Building and underlying land, or in the case of a sale-leaseback, the lessee of the underlying land, at the relevant time. In the event of the sale of the Building or the transfer of the title thereto, upon notification to Tenant, Landlord shall be relieved of all of the covenants and obligations created by this Lease, except as to breaches thereof occurring prior to such sale or transfer, and such sale or transfer shall automatically result in the purchaser or transferee assuming and agreeing to carry out all of the covenants and obligations of Landlord herein from and after such sale or transfer. The liability of the original Landlord and any successor Landlord under this Lease is limited to its interest in the Building.

27. NO REPRESENTATIONS BY LANDLORD. Neither Landlord nor any agent or employee of Landlord has made any representations or promises with respect to the Premises or the Building except as herein expressly set forth, and no right, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. No exhibit attached to this Lease nor any other materials provided by Landlord shall constitute a warranty or agreement as to the configuration of the Building or the occupants thereof. Landlord reserves the right from time to time to modify the Building, including common areas, appurtenances and rentable areas, without in any case reducing the obligations of Tenant hereunder provided, however, that such modifications to the Building and common areas shall not materially diminish Tenant's use and enjoyment thereof. Tenant has no right to light or air over any premises adjoining the Building. Tenant, by taking possession of the Premises, shall accept the same "as is" except as expressly provided in this Lease and such taking of possession shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition at the time of such taking of possessions. In addition to and without limitation of the immediately preceding sentence, Tenant agrees that it is leasing the Premises on an "AS IS', "WHERE IS" and "WITH ALL FAULTS" basis, based upon its own judgment, and hereby disclaims any reliance upon any statement or representation whatsoever made by Landlord or Landlord's agent. LANDLORD MAKES NO WARRANTY WITH RESPECT TO THE PREMISES, THE BUILDING OR ANY PART THEREOF, EXPRESS OR IMPLIED, AND LANDLORD SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE AND ANY LIABILITY FOR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR THE INABILITY TO USE THE PREMISES, THE BUILDING OR ANY PART THEREOF. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, LANDLORD REPRESENTS AND WARRANTS THAT AS OF THE COMMENCEMENT DATE THE PREMISES AND BUILDING AND THEIR USE AND OCCUPANCY COMPLY IN ALL RESPECTS WITH THE AMERICANS WITH DISABILITIES ACT ("ADA") AND THE APPLICABLE PROVISIONS OF THE MINNESOTA HUMAN RIGHTS ACT OR THAT A PLAN HAS BEEN IMPLEMENTED TO ENSURE COMPLIANCE WITH SUCH

PROVISIONS AT NO ADDITIONAL COST OR EXPENSE TO TENANT. LANDLORD SHALL DEFEND, INDEMNIFY, AND HOLD TENANT HARMLESS FROM AND AGAINST ALL LOSS, DAMAGE, INJURY, EXPENSE AND PENALTIES ARISING FROM OR IN CONNECTION WITH LANDLORD'S FAILURE TO SO COMPLY. ANY FUTURE MODIFICATIONS TO THE BUILDING OR PREMISES THAT MAY BE REQUIRED IN ORDER TO COMPLY WITH THE ADA OR MINNESOTA HUMAN RIGHTS ACT SHALL BE THE SOLE EXPENSE OF LANDLORD.

28. HOLDING OVER. If Tenant holds possession of the Premises after the Term of this Lease, Tenant shall, at Landlord's option, become a 'Tenant from month-to-month on terms herein specified, but at a monthly gross rental of one hundred-fifty percent (150%) of monthly Base Rent per month plus any operating cost escalator as herein provided payable monthly in advance on the first day of each month and Tenant shall continue to be a month-to-month tenant until the tenancy shall be terminated by Landlord, or until Tenant has given to Landlord a written notice at least one month prior to the date of termination of the monthly tenancy of Tenant's intention to terminate the tenancy.

29. NOTICE. Where notice is required to be given by either Landlord or Tenant such notice shall be in writing and shall be hand delivered or sent by registered or certified first class mail, postage prepaid, (i) if to Landlord at the office of Landlord C/O The O'Neill Real Estate Group, 7901 Flying Cloud Drive, Suite 117, Eden Prairie, Minnesota 55344 and (ii) if to Tenant, at the Premises, unless notice of a change of address is given in accordance with the provisions hereof.

30. ESTOPPEL CERTIFICATES. Each party hereto agrees that at any time, and from time to time during the term of this Lease (but not more often than twice in each calendar year), within twenty (20) days after request by the other party hereto, it will execute, acknowledge and deliver to such other party or to any prospective purchaser, assignee or mortgagee designated by such other party, an estoppel certificate in a form mutually acceptable to Landlord and Tenant.

31. BROKERAGE. Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with this Lease Agreement except for The O'Neill Real Estate Group which is representing Landlord and paid by Landlord, and Frauenshuh Companies which is representing Tenant and paid by The O'Neill Real Estate Group on the following basis: The O'Neill Real Estate Group and Frauenshuh shall split the leasing commission of $4.50 per rentable square foot on an equal (50-50) basis. Fifty percent (50%) of said commission shall be paid within ten (10) days of the full execution of this Lease and fifty percent (50%) of said commission shall be paid within ten
(10) days of the Commencement Date. Furthermore, each of the parties agrees to indemnify the other against, and hold it harmless from, all liabilities arising from any other brokerage claims arising through the indemnifying party, including without limitation, the cost of attorney" fees in connection therewith.

32. DEPOSIT. Tenant has deposited with Landlord the sum of $70,000.00 (due at Lease execution). Said sum shall be held in accordance with Minnesota law as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant. The deposit may be applied by Landlord to any default or nonpayment by Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, a portion of the security deposit, $30,561.42, shall be applied to the nineteenth rent installment of the Lease Term, and the balance of the security deposit shall be returned to Tenant within five (5) days of the termination of this Lease.

33.  MISCELLANEOUS.

     a. This is a Minnesota contract and shall be construed according to the laws of Minnesota.

     b. The captions in this Lease are for convenience only and are not a part of this Lease.

     c. If more than one person or entity shall sign this Lease as Tenant, the obligations set forth herein shall be deemed joint and several obligations of each such party.

     d.    Time is of the essence.

     e. The provisions of this Lease which relate to periods subsequent to the expiration of the Term shall survive expiration.

     f. If any provision of this Lease is invalid or unenforceable to any extent, then such provision and the remainder of this Lease shall continue in effect and be enforceable to the fullest extent permitted by law.

     g. This Lease contains the entire agreement of the parties hereto with respect to the Premises and Building. This Lease may be modified only by a writing executed and delivered by both parties

     h. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties other than that of landlord and tenant.

     i. This Lease shall be binding upon and inure to the benefit of the parties hereto and, subject to the restrictions and limitations herein contained, their respective heirs, successors and assigns.

     j. The parties hereto agree that the addendums set forth in Exhibits A, B and C and such other addendums as may be attached hereto, shall become a part of this Lease.

34. SIGNAGE. In addition to having signage in the Building's tenant directory, located in the main lobby of the Building, and signage outside Tenant's suite entrance (all subject to Landlord's reasonable approval), Tenant shall have the right, at Tenant's sole expense, to install signage on the outside of the Building and the Building's sign monument in the same locations as the signage for the last occupant of the Premises prior to this Lease, subject to approval by the City of Eden Prairie and Landlord's reasonable approval. Upon the termination of this Lease, Tenant shall be responsible for the removal of said signage, and returning the Building and monument to their original condition (as of the time said signage is installed). Any damage to the Building or the monument resulting from the installation and/or removal of said signage shall be the responsibility of Tenant.

35. MOVING ALLOWANCE. Tenant shall receive a moving allowance of $17,315.00 from

Landlord. Said allowance shall be paid to Tenant within ten (10) days of the Commencement Date.

36. INDOOR PARKING. Tenant shall have the right to use three indoor parking stalls at no additional rent to Tenant throughout the entire Lease Term.

37. PUBLIC AREA IMPROVEMENTS. Landlord agrees to improve the Building's public corridors and lobbies by replacing the existing carpeting, wallcovering and finishes with new carpeting, wallcovering and finishes. Landlord agrees to allow Tenant to have input on the selection of the color scheme for said improvements. Landlord agrees to make said improvements to the second and third floors of the Building by February 28, 1999, and to the first floor of the Building by August 1, 1999.

38. BUILDING'S PARKING LOT. Landlord agrees to repair and maintain the Building's parking lots during the Lease Term. Landlord agrees to sealcoat and restripe the Building's parking lots and repaint parking lot lighting fixtures
by July 1, 1999.   In addition, Landlord agrees to remove the drive through
lanes adjacent to the parking lot during 1999.

39. PAINTING THE EXTERIOR OF THE BUILDING. Landlord agrees to repaint the exterior of the Building and the monument sign prior to August 1, 1999, using the same color, or another color requested by Tenant which is acceptable to Landlord.

40. CLEANING OF WINDOWS. Landlord agrees to clean the exterior and interior of all windows in the Premises no less than two (2) times during each calendar year.

41. RIGHT OF FIRST OFFER. Landlord shall give Tenant written notice of the availability of any space ("Offer Space") in the Building whenever the Offer Space first becomes available to Landlord for releasing after expiration or earlier termination of the existing lease for such Offer Space. The notice shall set out the Landlord's determination of rent for such Offer Space. Tenant shall have the right to lease the Offer Space upon terms and conditions mutually acceptable to Landlord and Tenant provided that:

     a. Tenant is not in default under this Lease at the time such option is exercised and at the time such option is to commence; and

     b. Tenant delivers to Landlord written notice exercising its rights to lease the Offer Space within fifteen (15) days of receipt of Landlord's notice of availability of such Offer Space.

     The foregoing rights shall be subject to any other rights of a similar nature for any tenant in the Building which is in existence as of the date of this Agreement.

IN WITNESS WHEREOF, This Lease has been duly executed by the parties hereto on the day and year first written above.


     TENANT                             LANDLORD

     NET PERCEPTIONS, INC.              THE PROTECTIVE GROUP, INC.
     By                                 By
       ------------------------           ----------------------------

     Its                                Its
        ------------------------           ----------------------------

                                     EXHIBIT "A"
                                 PREMISES FLOOR PLAN

                    See attached floor plan, numbered as page 19A

                                     EXHIBIT "B"
                            BUILDING RULES AND REGULATIONS


NO SMOKING IN PUBLIC AREAS OF THE BUILDING: The Building is a "smoke free" building in all areas of the Building except for space leased by tenants. Tenants shall not smoke in any non-tenant leased area of the building.

OBSTRUCTIONS: Tenants shall not obstruct sidewalks, entries, halls or stairways nor use the same for any purpose other than for ingress and egress to and from their respective premises.

SIGNS: No sign, advertisement of notice shall be placed or painted on any part of the outside or inside of the Building or leased premises except on doors and directory boards and then only m such location, size, color, style and material as shall be designated by Landlord; and Landlord reserves the right to remove all other at the expense of tenants.

DOGS AND OTHER ANIMALS: Tenants shall not bring or harbor any dogs or other animals in or about the Building.

SAFES: All metal safes shall be moved in and out of the Building as designated by Landlord and Landlord shall at all times have the right to prescribe the weight and position thereof in the leased premises.

FURNITURE AND BULKY ARTICLES: All furniture, boxes and other bulky articles belonging to tenants shall be carried in and out of the Building and moved from place to place therein at the times and in the manner prescribed by Landlord.

PASS KEYS: Landlord shall have the right to keep pass keys to all leased premises and to use the same to enter such premises in any emergency for inspection.

DISTURBANCE OF TENANTS: No tenant or his employees or visitors shall disturb other tenants by the use of musical instruments, radios, sound systems, unseemly noises or other means and annoyances.

TELEGRAPH AND TELEPHONE CONNECTIONS: Landlord shall have the right to direct all electric wiring and cabling in the Building for telegraph, telephone and other purposes and tenants shall not do or permit any boring or cutting for such purposes except with the consent and direction of Landlord.

DEFACEMENT OF WALLS AND WOODWORK: Tenants shall not allow spikes, hooks, nails, screws or tacks to be driven into woodwork of leased premises and nothing shall be allowed to be attached to walls or woodwork except with the permission and under the direction of Landlord.

LOCKS AND KEYS: Tenants shall not place additional locks on any of the doors in said Building and shall have no additional keys made except as shall be furnished by Landlord upon request.

REMOVAL OF FURNITURE AND FIXTURES: Tenants shall remove any and all furniture, fixtures and goods whenever requested to do so by Landlord for purposes of repairs.

                                     EXHIBIT "C"
                                LEASEHOLD IMPROVEMENTS

Subject to a construction plan approved and executed by Landlord and Tenant, Tenants representative will provide the leasehold improvements per said construction plan (attached hereto as Exhibit "D" and incorporated herein by reference) at the Tenant's expense. If any revision or supplement to such plans or outline specifications are deemed necessary by Landlord, those revisions and supplements shall be submitted to Tenant for approval. The amounts paid by Tenant construct such leasehold improvements ("Credit Amount") shall be credited towards Tenant's obligation to pay Base Rent and Additional Rent under the Lease commencing on the Commencement Date and continuing until such time that the Credit Amount is exhausted. Landlord and Tenant agree the Credit Amount will not exceed $230,000. In the event the leasehold improvement costs are less than $230,000, the Credit Amount will be reduced to the actual leasehold improvement costs. Tenant will bear any costs of leasehold improvements in excess of $230,000.

                                     EXHIBIT "D"
                                CONSTRUCTION DOCUMENTS